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                                                                    EXHIBIT 32.1


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying Quarterly Report on Form 10-Q of Manufactured Home Communities, Inc. for the quarter ended June 30, 2003, I, John
M. Zoeller, Executive Vice President and Chief Financial Officer of Manufactured Home Communities, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. such Quarterly Report on Form 10-Q of Manufactured Home Communities, Inc. for the quarter ended June 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Quarterly Report on Form 10-Q of Manufactured Home Communities, Inc. for the quarter ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Manufactured Home Communities, Inc.









Date: August 8, 2003                        By: /s/ John M. Zoeller
     -------------------                        --------------------------------
                                            John M. Zoeller
                                             Executive Vice President and Chief
                                               Financial Officer


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